Exhibit 10.1.2

JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of March 14, 2003, is executed by SUNTRUST BANK (the “New Lender”) for the benefit of BANK OF AMERICA, N.A., as Administrative Agent for itself and the other Lenders parties to that certain Credit Agreement dated as of February 1, 2002, among SUNOCO LOGISTICS PARTNERS OPERATIONS L.P., as borrower, the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (as renewed, extended, amended or restated, the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

The New Lender has agreed to become a Lender and is required to execute this Agreement pursuant to Section 2.13 of the Credit Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Lender hereby agrees as follows:

1. The New Lender (a) confirms that it has received a copy of the Credit Agreement, the Guaranties and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a Lender party to the Credit Agreement, (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints or authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Documents as are delegated by the terms thereof, together with such powers as are reasonably incidental thereto, (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, and (e) specifies as its lending office and address for notices the offices set forth on the Administrative Details Form provided to the Administrative Agent.

2. The New Lender shall be a Lender with all rights, powers, and privileges attendant thereto and shall have a Committed Sum of $25,000,000.

3. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

4. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all counterparts shall together constitute one and the same instrument.

5. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ERIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Remainder of Page Intentionally Blank;

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IN WITNESS WHEREOF, the New Lender has executed this Joinder Agreement as of the day and year first written above.

New Lender: SUNTRUST BANK

By:	/s/ DAVID J. EDGE

	Name:	David J. Edge
	Title:	Director

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Joinder Agreement

Acknowledged and Agreed:

Administrative Agent: BANK OF AMERICA, N.A.

By:	/s/ RONALD E. MCKAIG

	Name:	Ronald E. McKaig
	Title:	Managing Director

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Joinder Agreement

Borrower: SUNOCO LOGISTICS PARTNERS OPERATIONS L.P.

By:	SUNOCO LOGISTICS PARTNERS GP LLC, its General Partner

	By:	/s/ PAUL A. MULHOLLAND

		Name:	Paul A. Mulholland
		Title:	Treasurer

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Joinder Agreement

Consent Granted:

Each of the undersigned Guarantors ratifies and affirms its Guaranty and consents to the addition of the New Lender and the increase in the Aggregate Committed Sum to $225,000,000.

Guarantors:

SUNOCO LOGISTICS PARTNERS L.P., a Delaware limited partnership, as a Guarantor

By:	SUNOCO PARTNERS LLC, a Delaware limited liability company, its General Partner

	By:	/s/ PAUL A. MULHOLLAND

		Name:	Paul A. Mulholland
		Title:	Treasurer

SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, as a Guarantor

By:	/s/ PAUL A. MULHOLLAND

	Name:	Paul A. Mulholland
	Title:	Treasurer

SUNOCO PARTNERS MARKETING & TERMINALS L.P., a Texas limited partnership, as a Guarantor

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

	By:	/s/ PAUL A. MULHOLLAND

		Name:	Paul A. Mulholland
		Title:	Treasurer

SUNOCO PIPELINE L.P., a Texas limited partnership, as a Guarantor

By:	SUNOCO LOGISTICS PARTNERS OPERATIONS GP LLC, a Delaware limited liability company, its General Partner

	By:	/s/ PAUL A. MULHOLLAND

		Name:	Paul A. Mulholland
		Title:	Treasurer

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Joinder Agreement